UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 27, 2004

                            DATASTREAM SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-25590                                          57-0813674
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   (Commission File Number)                    (IRS Employer Identification No.)


50 Datastream Plaza, Greenville, South Carolina                      29605
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (864) 422-5001
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On October 27, 2004, Datastream Systems, Inc. (the "Company") issued a press release correcting and replacing the Company's press release previously issued and filed on a Form 8-K on October 27, 2004, which reported on its financial results for the quarter ended September 30, 2004. A copy of the corrected press release reporting on the Company's financial results for the quarter ended September 30, 2004 is furnished with this Current Report on Form 8-K/A as Exhibit 99.1 and is incorporated herein by reference.

     The information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit 99.1 Press release, dated October 27, 2004, correcting and replacing the Company's prior press release announcing the Company's financial results for the quarter ended September 30, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Datastream Systems, Inc.

                                         By: /s/ C. Alex Estevez
                                             -----------------------------------
                                             C. Alex Estevez
                                             Chief Financial Officer
                                             (principal financial and accounting
                                              officer)

Dated: October 27, 2004

                                  EXHIBIT INDEX

Exhibit 99.1 Press release, dated October 27, 2004, correcting and replacing the Company's prior press release announcing the Company's financial results for the quarter ended September 30, 2004.